UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 25, 2011 (April 25, 2011)

GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its chapter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road P.O. Box 2028 Buffalo, New York	14219-0228

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EX-99.1

Explanatory Note
Gibraltar Industries, Inc. (the “Company”) is filing this Form 8-K to disclose certain non-material amendments to its Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (“Plan”). We are amending the Plan to clarify the manner in which the Plan has been and will be administered relative to the Compensation Committee’s authority to grant and administer awards under the Plan to members of the Board of Directors, consultants, independent advisors and Executive Officers.
ITEM 8.01 Other Events
Adoption of First Amendment to the Third Amendment and Restatement of the Gibraltar Industries, Inc.
2005 Equity Incentive Plan
On April 25, 2011 the Board of Directors of the Company, effective as of January 1, 2010, adopted the First Amendment to the Plan (the “Amendment”) clarifying that the Compensation Committee shall have the sole and exclusive authority to determine the identity of those members of the Board of Directors, the identity of the Executive Officers and the identity of persons other than employees who will be entitled to receive Awards under the terms of the Plan and shall have sole and exclusive authority to establish the terms and conditions of any such Awards, including, but not limited to, the form of the Award (including, but not limited to restricted stock, restricted stock units, options, performance stock, performance stock units and rights), the number of shares of Common Stock of the Company reflected by the Award and the terms and conditions for payment of any cash or Common Stock of Company which may be payable or issuable pursuant to the terms of any Awards made to any members of the Board of Directors, any Awards made to any Executive Officers and any Awards made to persons other than employees.
The information in this Form 8-K under the caption Item 8.01 Other Events shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.
ITEM 9.01 Financial Statements and Exhibits
(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits:

99.1	—	First Amendment to the Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: April 25, 2011	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to the Third Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan